                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MEDPARTNERS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               MEDPARTNERS, INC.
                        3000 GALLERIA TOWER, SUITE 1000
                           BIRMINGHAM, ALABAMA 35244

                                                                          , 1996

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A Special Meeting of Stockholders of MedPartners, Inc. (the "Company") will be held at The Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama, on December 12, 1996, at 10:00 a.m. Central Time, for the following purposes:

          1. To vote on the Amendment to the Second Amended and Restated Certificate of Incorporation of the Company to increase the authorized Common Stock of the Company to 400 million shares of Common Stock, par value $.001 per share.

          2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Stockholders of record at the close of business on November 8, 1996 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY TO THE COMPANY. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DESIRE TO DO SO. ATTENDANCE AT THE SPECIAL MEETING WILL NOT, BY ITSELF, SERVE TO REVOKE YOUR PROXY.

                                          By Order of the Board of Directors,

                                          Tracy P. Thrasher
                                          Secretary

--------------------------------------------------------------------------------

     PLEASE MARK, SIGN DATE AND RETURN YOUR PROXY PROMPTLY WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT.

     A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

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

                               MEDPARTNERS, INC.

                                PROXY STATEMENT

     This Proxy Statement is furnished to the holders of Common Stock, par value $.001 per share, of MedPartners, Inc. (the "Company" or "MedPartners") in connection with the solicitation of Proxies on behalf of the Board of Directors of the Company for a Special Meeting of Stockholders to be held on December 12, 1996. Only stockholders of record at the close of business on November 8, 1996 are entitled to notice of and to vote at the Special Meeting. Returning your completed Proxy will not prevent you from voting in person at the Special Meeting should you be present and wish to do so. Any such Proxy may be revoked by a stockholder at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated Proxy to the Company prior to the Special Meeting. A stockholder attending the Special Meeting may revoke his proxy and vote in person if he desires to do so, but attendance at the Special Meeting will not of itself revoke the Proxy.

     The Company's stockholders will be solicited by mail on or about
            , 1996. The Company has retained                      to solicit
proxies on its behalf. The Company will pay                          a fee of
$     and will reimburse                      for out of pocket expenses
incurred. Additional solicitation may be made by mail, telephone or telegram by the officers or regular employees of the Company who will receive no additional compensation therefor. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The entire expense of the solicitation, including the cost of preparing, assembling and mailing the proxy materials will be borne by the Company.

     Shares represented by executed and unrevoked Proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Abstentions and broker non-votes will not be counted for the purposes of determining whether any given proposal has been approved by the stockholders of the Company. Because the proposal to amend the Company's Second Amended and Restated Certificate of Incorporation (the "Company's Certificate") requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company, abstentions and broker non-votes will be the equivalents of votes against this proposal.

     As to all matters that may come before the Special Meeting, each stockholder will be entitled to one vote for each share of Common Stock of the Company held by him at the close of business on November 8, 1996. The holders of a majority of the shares of Common Stock of the Company entitled to vote and present in person or represented by proxy will constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. At September 30, 1996, there were 149,104,344 shares of Common Stock outstanding.

DISSENTERS' RIGHTS OF APPRAISAL

     There are no dissenters' rights of appraisal in connection with the vote of the stockholders with respect to the matters to be voted on.

PROPOSALS BY STOCKHOLDERS

     Any proposals by stockholders of the Company intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of Proxy by November 30, 1996.

            AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF
               INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors of the Company proposes an amendment to Article IV of the Company's Certificate to increase the number of authorized shares of Common Stock of the Company from 200 million to 400 million shares of Common Stock, par value $.001 per share. The proposal is subject to the approval of the holders of a majority of the outstanding shares of Common Stock.

     In connection with such proposal, the following resolution will be introduced at the Annual Meeting:

          RESOLVED, that the first paragraph of Article IV of the Restated Certificate of Incorporation of this Corporation be amended to read as follows:

             Section 4.1 AUTHORIZATION OF CAPITAL. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Four Hundred Ten Million (410,000,000) shares, comprised of (a) Four Hundred Million (400,000,000) shares of Common Stock, with a par value of $.001 per share; (b) Five Hundred Thousand (500,000) shares of Series C Junior Participating Preferred Stock (the "Series C Preferred Stock"), with a par value of $.001 per share; and
        (c) Nine Million Five Hundred Thousand (9,500,000) shares of such other Preferred Stock, with a par value of $.001 per share, as the Board of Directors may decide to issue pursuant to Section 4.3, which constitutes a total authorized capital of all classes of capital stock of Four Hundred Ten Thousand Dollars ($410,000).

INCREASE IN AUTHORIZED COMMON STOCK

     The Board of Directors recommends that the Company's stockholders approve the proposed Amendment to the Company's Certificate to increase the authorized Common Stock of the Company to 400 million shares of Common Stock, par value $.001 per share, because it considers the proposal to be in the best long-term and short-term interests of the Company, its stockholders and its other constituencies. The proposed increase ensures that a sufficient number of shares of Common Stock will be available for possible future transactions, including, among others, acquisitions, financings and other corporate purposes. It is possible that shares of Common Stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares presently held.

     The Company does not have any immediate plans, arrangements, agreements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock which would be authorized by the proposed Amendment to the Company's Certificate.

     Under the Company's Certificate, the Company presently has authority to issue 200 million shares of Common Stock, par value $.001 per share, of which 149,104,344 shares were issued and outstanding on September 30, 1996. In addition, as of September 30, 1996, approximately 2,616,688 shares of Common Stock were reserved for issuance under the Company's Stock Option Plans, under which options to purchase a total of 19,841,176 shares of Common Stock were outstanding.

     The Board of Directors recommends that stockholders vote FOR the adoption of the Amendment to the Company's Certificate to increase the authorized number of shares of Common Stock to 400 million shares of Common Stock, par value $.001 per share. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be necessary for approval of the Amendment to the Company's Certificate.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Special Meeting other than that specified herein and in the Notice of Special Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgments on such matters.

     Please SIGN, DATE and RETURN the enclosed Proxy promptly.

                                          By Order of the Board of Directors:

                                          TRACY P. THRASHER
                                          Secretary

                         , 1996

                                                                      APPENDIX A
                               MEDPARTNERS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 12, 1996

PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
                  THE BOARD OF DIRECTORS OF MEDPARTNERS, INC.

    The undersigned hereby appoints Larry R. House and Harold O. Knight, Jr., and each of them, with full power of substitution, attorneys and proxies of the undersigned to vote the shares of Common Stock, par value $.001 per share, of MedPartners, Inc. ("MedPartners"), which the undersigned could vote, and with all power the undersigned would possess, if personally present at the Annual Meeting of Stockholders of MedPartners, Inc. to be held at The Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama, on December 12, 1996, at 10:00 a.m., Central Time, and any adjournment thereof:

    1. Approval of the Amendment to the Second Amended and Restated Certificate of Incorporation of MedPartners to increase the authorized Common Stock of MedPartners to 400 million shares of Common Stock, par value $.001 per share.

        [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN

    2. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Special Meeting, or any adjournment thereof.

                            (Continued and to be dated and signed on other side)

(Continued from other side)

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 ABOVE. Any holder who wishes to withhold the discretionary authority referred to in Item 2 above should mark a line through the entire Item.

    Receipt of the Proxy Statement, dated             , 1996, is hereby
acknowledged.

                                                  Dated:                  1996
                                                         ---------------'


                                                  ------------------------------
                                                           Signature(s)


                                                  ------------------------------
                                                  (Please sign exactly and as
                                                  fully as your name appears on
                                                  your stock certificate. If
                                                  shares are held jointly, each
                                                  stockholder should sign.)

   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.